EXHIBIT 99.1

Wish Reports First-Quarter 2022 Financial Results

Company To Ramp Ad Spend Earlier Than Planned Due to Turnaround Progress

SAN FRANCISCO, May 05, 2022 (GLOBE NEWSWIRE) -- ContextLogic Inc. (d/b/a Wish) (Nasdaq: WISH), one of the largest mobile ecommerce platforms, today reported its financial results for the quarter ended March 31, 2022.

First-Quarter Fiscal 2022 Financial Highlights

  Revenues: Revenues were $189 million, a decrease of 76% YoY
    Core Marketplace revenues were $90 million, down 81% YoY
    Product Boost revenues were $14 million, down 72% YoY
    Logistics revenues were $85 million, down 65% YoY
  Net Loss: Net Loss was $60 million, a 53% YoY improvement
    Net Loss per share was $0.09, compared to a loss of $0.21 per share in the first quarter of fiscal 2021
  Adjusted EBITDA: Adjusted EBITDA was a loss of $40 million, an improvement of 49% YoY
  Cash Flow: Cash flows from operating activities were negative $146 million
    Free Cash Flow was negative $148 million, compared to negative $354 million in the first quarter of fiscal 2021

“We are seeing progress in our turnaround in just a few short months, including a doubling of our NPS, and lower post shipment refunds,'' said Vijay Talwar, Wish CEO. “These encouraging signs, particularly the increased NPS scores, give us confidence to believe that consumers will return to the Wish marketplace as we begin to ramp advertising spend in June instead of August. We plan exciting new initiatives in the coming months, including the launch of a Women's Fashion Category as well as the rebranding of Wish.”

First Quarter 2022 Consolidated Financials

The following tables include unaudited GAAP and non-GAAP financial highlights for the periods presented:

Revenue
(in millions, except percentages; unaudited)

	Three Months Ended
	March 31,
	2022	2021	YoY %

Revenue	$189	$772	(76)%
Core marketplace revenue	$90	$477	(81)%
ProductBoost revenue	$14	$50	(72)%
Marketplace revenue	$104	$527	(80)%
Logistics revenue	$85	$245	(65)%

Other Financial Data
(in millions, except percentages; unaudited)

	Three Months Ended
	March 31,
	2022	2021
Net loss	$(60)	$(128)
% of Revenue	(32)%	(17)%
Adjusted EBITDA*	$(40)	$(79)
% of Revenue	(21)%	(10)%

*Indicates non-GAAP metric. See below for more information regarding our presentation of non-GAAP metrics in the section titled: “Use of Non-GAAP Financial Measures.”

Forward Looking Guidance - Q2 2022
(in millions, except percentages, unaudited)

We expect the following financial results for Adjusted EBITDA in the period presented below:

	Three Months Ended
	June 30, 2022
Adjusted EBITDA*	$(90)	to	$(100)
% YoY	(34)%		(49)%

*Wish has not provided a quantitative reconciliation of forecasted Adjusted EBITDA to forecasted GAAP net income (loss) for total Adjusted EBITDA or to forecasted GAAP income (loss) before income taxes for segment Adjusted EBITDA within this earnings release because the company is unable, without making unreasonable efforts, to calculate certain reconciling items with confidence. These items include, but are not limited to: income taxes which are directly impacted by unpredictable fluctuations in the market price of the company's stock.

Conference Call & Webcast Information

Wish will host a live conference call to discuss the results today at 2:45 p.m. PT / 5:45 p.m. ET. A link to the live webcast and recorded replay of the conference call will be available on the investor relations section of Wish’s corporate website. The live call may also be accessed via phone at (833) 664-1138 toll-free domestically and at (470) 414-9349 internationally. Please reference conference ID: 3262828

About Wish

Wish brings an affordable and entertaining shopping experience to millions of consumers around the world. Since our founding in San Francisco in 2010, we have become one of the largest global ecommerce platforms, connecting millions of value-conscious consumers to hundreds of thousands of merchants globally. Wish combines technology and data science capabilities and an innovative discovery-based mobile shopping experience to create a highly-visual, entertaining, and personalized shopping experience for its users. For more information about the company or to download the Wish mobile app, visit www.wish.com or follow @Wish on Facebook, Instagram and TikTok or @WishShopping on Twitter and YouTube.

Use of Non-GAAP Financial Measures

We provide Adjusted EBITDA, a non-GAAP financial measure that represents our net income (loss) adjusted to exclude: interest and other income (expense), net (which includes foreign exchange gain or loss, foreign exchange forward contracts gain or loss and gain or loss on one-time non-operating transactions); provision or benefit for income taxes; depreciation and amortization; stock-based compensation expense and related payroll taxes; lease impairment related expenses; and other items. Additionally, in this news release, we present Adjusted EBITDA Margin, a non-GAAP financial measure that represents Adjusted EBITDA divided by revenue. The reconciliation between historical GAAP and non-GAAP results of operations is provided below. Our management uses Adjusted EBITDA in conjunction with GAAP and other operating performance measures as part of its overall assessment of the company’s performance for planning purposes, including the preparation of its annual operating budget, to evaluate the effectiveness of its business strategies and to communicate with its board of directors concerning its financial performance. Adjusted EBITDA should not be considered as an alternative financial measure to net loss, which is the most directly comparable financial measure calculated in accordance with GAAP, or any other measure of financial performance calculated in accordance with GAAP.

Forward-Looking Statements

This news release contains forward-looking statements within the meaning of the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact could be deemed forward-looking, including, but not limited to, statements regarding Wish’s outlook including expectations with respect to revenue and adjusted EBITDA, merchant relationships, new business strategies and restructuring efforts, including cost-saving measures, our ability to execute on new strategic priorities related to our turnaround efforts, including actions to enhance the user experience and engagement, NPS scores, the turnaround timeline, including user growth, the potential impact of our marketing and product initiatives, including ad spending, new executive hires, growth opportunities, quotations from management, and the anticipated return on our investments and their ability to drive future growth. In some cases, forward-looking statements can be identified by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “foresees,” “forecasts,” “guidance,” “intends” “goals,” “may,” “might,” “outlook,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “targets,” “will,” “would” or similar expressions and the negatives of those terms. These forward-looking statements are subject to risks, uncertainties, and assumptions. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Risks include, but are not limited to: our ability to attract, retain and monetize users; risks associated with software updates to the platform; the effectiveness of our CEO transition; increasing requirements on collection of sales and value added taxes; the success of our execution on new business strategies; compromises in security; changes by third-parties that restrict our access or ability to identify users; competition; disruption, degradation or interference with the hosting services we use and infrastructure; our financial performance and fluctuations in operating results; pressure and fluctuation in our stock price, including as a result of short selling and short squeezes; challenges in our logistics programs; challenges in growing new initiatives; the effectiveness of our internal controls; the continued services of members of our senior management team; our ability to offer and promote our app on the Apple App Store and the Google Play Store; the dual class structure of our common stock; our brand; legal matters; the ongoing COVID-19 pandemic; supply chain issues; global conflicts, including the Russian invasion of Ukraine; and economic tension between the United States and China. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. Further information on these and additional risks that could affect Wish’s results is included in its filings with the Securities and Exchange Commission (“SEC”), including its most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, and future reports that Wish may file with the SEC from time to time, which could cause actual results to vary from expectations. Any forward-looking statement made by Wish in this news release speaks only as of the day on which Wish makes it. Wish assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this release.

The unaudited financial results in this news release are estimates based on information currently available to Wish. While Wish believes these estimates are meaningful, they could differ from the actual amounts that the company ultimately reports in its Form 10-Q for the quarter ended March 31, 2022. Wish assumes no obligation and does not intend to update these estimates prior to filing its Form 10-Q for the quarter ended March 31, 2022.

A Note About Metrics

The numbers for some of our metrics, including MAUs and LTM Active Buyers, are calculated and tracked with internal tools, which are not independently verified by any third party. We use these metrics to assess the growth and health of our overall business. While these numbers are based on what we believe to be reasonable estimates of our user or merchant base for the applicable period of measurement, there are inherent challenges in measurement as the methodologies used require significant judgment and may be susceptible to algorithm or other technical errors. In addition, we regularly review and adjust our processes for calculating metrics to improve their accuracy, and our estimates may change due to improvements or changes in technology or our methodology.

ContextLogic Inc.
Condensed Consolidated Balance Sheets
(in millions, except per share data)
(unaudited)

	As of March 31,	As of December 31,
	2022	2021
Assets
Current assets:
Cash and cash equivalents	$760	$1,009
Marketable securities	260	150
Funds receivable	14	17
Prepaid expenses and other current assets	45	48
Total current assets	1,079	1,224
Property and equipment, net	15	17
Right-of-use assets	14	18
Marketable securities	9	17
Other assets	4	7
Total assets	$1,121	$1,283
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$40	$67
Merchants payable	150	185
Refunds liability	12	23
Accrued liabilities	150	174
Total current liabilities	352	449
Lease liabilities, non-current	14	16
Total liabilities	366	465
Stockholders’ equity	755	818
Total liabilities and stockholders’ equity	$1,121	$1,283

ContextLogic Inc.
Condensed Consolidated Statements of Operations
(in millions, except per share data)
(unaudited)

	Three Months Ended
	March 31,
	2022	2021
Revenue	$189	$772
Cost of revenue(1)	125	335
Gross profit	64	437
Operating expenses:
Sales and marketing(1)	45	470
Product development(1)	66	51
General and administrative(1)	15	42
Total operating expenses	126	563
Loss from operations	(62)	(126)
Other income, net:
Interest and other income, net	2	—
Loss before provision for income taxes	(60)	(126)
Provision for income taxes	—	2
Net loss	(60)	(128)
Net loss per share, basic and diluted	$(0.09)	$(0.21)
Weighted-average shares used in computing net loss per share, basic and diluted	661	619

(1) includes the following stock-based compensation expense:

	Three Months Ended
	March 31,
	2022	2021
Cost of revenue	$(1)	$5
Sales and marketing	1	3
Product development	14	15
General and administrative	(16)	14
Total stock-based compensation expense	$(2)	$37

ContextLogic Inc.
Condensed Consolidated Statements of Cash Flows
(in millions)
(unaudited)

	Three Months Ended
	March 31,
	2022	2021
Cash flows from operating activities:
Net loss	$(60)	$(128)
Adjustments to reconcile net loss to net cash used in operating activities:
Noncash inventory write-downs	3	—
Depreciation and amortization	2	2
Noncash lease expense	2	4
Impairment of lease assets and property and equipment	4	—
Stock-based compensation expense	(2)	37
Other	2	(3)
Changes in operating assets and liabilities:
Funds receivable	3	18
Prepaid expenses, other current and noncurrent assets	(1)	16
Accounts payable	(27)	(143)
Merchants payable	(35)	(73)
Accrued and refund liabilities	(33)	(69)
Lease liabilities	(2)	(4)
Other current and noncurrent liabilities	(2)	(11)
Net cash used in operating activities	(146)	(354)
Cash flows from investing activities:
Purchases of property and equipment and development of internal-use software	(2)	—
Purchases of marketable securities	(153)	(53)
Maturities of marketable securities	50	67
Net cash (used in) provided by investing activities	(105)	14
Cash flows from financing activities:
Payment of taxes related to RSU settlement	—	(5)
Net cash provided used in financing activities	—	(5)
Net decrease in cash, cash equivalents and restricted cash	(251)	(345)
Cash, cash equivalents and restricted cash at beginning of period	1,018	1,965
Cash, cash equivalents and restricted cash at end of period	$767	$1,620
Reconciliation of cash, cash equivalents, and restricted cash to the condensed consolidated balance sheets:
Cash and cash equivalents	$760	$1,620
Restricted cash included within prepaid expenses and other current assets in the condensed consolidated balance sheets	7	—
Total cash, cash equivalents and restricted cash	$767	$1,620
Supplemental cash flow disclosures:
Cash paid for income taxes, net of refunds	$3	$2

ContextLogic Inc.
Reconciliation of GAAP Net Loss to Non-GAAP Adjusted EBITDA
(in millions, except percentages)
(unaudited)

	Three Months Ended
	March 31,
	2022	2021
Revenue	$189	$772
Net loss	(60)	(128)
Net loss as a percentage of revenue	(32)%	(17)%
Excluding:
Interest and other income, net	(2)	—
Provision for income taxes	—	2
Depreciation and amortization	2	2
Stock-based compensation expense	(2)	37
Employer payroll taxes related to stock-based compensation expense	—	7
Restructuring and other discrete items	22	—
Recurring other items	—	1
Adjusted EBITDA	$(40)	$(79)
Adjusted EBITDA margin	(21)%	(10)%

ContextLogic Inc.
Reconciliation of GAAP Net Cash Used in Operating Activities to Non-GAAP Free Cash Flow
(in millions)
(unaudited)

	Three Months Ended
	March 31,
	2022	2021
Cash used in operating activities	$(146)	$(354)
Less:
Purchases of property and equipment and development of internal-use software	2	—
Free Cash Flow	$(148)	$(354)

Non-GAAP Statement of Operations

Our presentation of non-GAAP Statement of Operations excludes the impact of stock-based compensation expense and related payroll taxes. This measure is not a key metric used by our management and board of directors to measure operating performance or otherwise manage the business. However, we provide non-GAAP Statement of Operations as supplemental information to investors, as we believe the exclusion of stock-based compensation expense and related payroll facilitates investors’ operating performance comparisons on a period-to-period basis. You should not consider the non-GAAP Statement of Operations in isolation or as a substitute for analysis of our results as reported under GAAP.

ContextLogic Inc.
Reconciliation of GAAP Statement of Operations to Non-GAAP Statement of Operations
(in millions)
(unaudited)

	GAAP	Non-GAAP Adjustments		Non-GAAP
	Q1'22	(1)	(2)	Q1'22
Revenue	$189	$—	$—	$189
Cost of revenue	125	1	(2)	124
Gross profit	64	(1)	2	65
Operating expenses:
Sales and marketing	45	(1)	(3)	41
Product development	66	(14)	(10)	42
General and administrative	15	16	(7)	24
Total operating expenses	126	1	(20)	107
Loss from operations	(62)	(2)	22	(42)
Other income, net:
Interest and other income, net	2	—	—	2
Loss before provision for income taxes	(60)	(2)	22	(40)
Provision for income taxes	—	—	—	—
Net loss	$(60)	$(2)	$22	$(40)

1)   Stock-based compensation expense
2)   Restructuring charges and a one-time bonus paid to employees who have incurred tax obligations as a result of the settlement of their restricted stock units that vested upon IPO

	GAAP	Non-GAAP Adjustments		Non-GAAP
	Q1`21	(1)	(2)	Q1`21
Revenue	$772	$—	$—	$772
Cost of revenue	335	(5)	(1)	329
Gross profit	437	5	1	443
Operating expenses:
Sales and marketing	470	(3)	(1)	466
Product development	51	(15)	(3)	33
General and administrative	42	(14)	(2)	26
Total operating expenses	563	(32)	(6)	525
Loss from operations	(126)	37	7	(82)
Loss before provision for income taxes	(126)	37	7	(82)
Provision for income taxes	2	—	—	2
Net loss	$(128)	$37	$7	$(84)

1)   Stock-based compensation expense
2)   Payroll taxes related to stock-based compensation expense

Contacts

Investor Relations:
Randy Scherago, Wish
ir@wish.com

Media contacts:
Carys Comerford-Green, Wish
press@wish.com